EX-101.5

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of July 17, 2006, by and among Vaughan Foods, Inc., an Oklahoma corporation, with its offices located at 216 Northeast 12th Street, Moore, Oklahoma 73160 (the "COMPANY"), and the undersigned persons executing this Agreement (each a "HOLDER" and collectively, the "HOLDERS").

         WHEREAS:

         A. Pursuant to one or more Securities Purchase and Subscription Agreements, dated as of the date hereof (the "SUBSCRIPTION AGREEMENTS"), the Holders are purchasing from the Company the Company's 10% unsecured promissory notes due June 30, 2007 in the aggregate principal amount of $1.5 million (the "NOTES") and the Additional Securities (as defined below);

         B. To induce the Holders to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statute (the "1933 ACT") and the rules and regulations thereunder, and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

         1.       DEFINITIONS

         a. In addition to any other defined terms set forth herein, when used in this Agreement, the following terms shall have the following meanings:

                  (i) "ADDITIONAL SECURITIES" has the meaning ascribed to it in the Subscription Agreements.

                  (ii) "COMMON STOCK" means the Company's common stock, par value $1.00 per share.

                  (iii) "EFFECTIVE DATE" means the effective date of a Registration Statement relating to a Qualified Sale.

                  (iv) "EXCHANGE ACT" means the Securities and exchange Act of 1934, as amended.

                  (v) "HOLDERS" means the persons and/or entities (other than the Company) that execute a Subscription Agreement.

                  (vi) "QUALIFIED SALE" has the meaning ascribed to it in the Subscription Agreements.

                  (vii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (viii)   "REGISTERABLE   SECURITIES"   means  the   Additional
         Securities, including any securities of the Company underlying the Additional Securities, and any Payment Shares.
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                  (ix)     "REGISTRATION   STATEMENT"   means   a   registration
         statement of the Company under the 1933 Act.

                  (x)      "RESALE REGISTRATION  STATEMENT" means a Registration
         Statement   covering  the  resale  of  all,  or  any  portion  of,  the
         Registerable Securities.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

         2.       REGISTRATION

         a. MANDATORY REGISTRATION. On or prior to the sixtieth (60th) day following the earlier of (i) the Effective Date and (ii) the first date on which it is eligible to use a Form S-3 Registration Statement (the "FILING DATE"), the Company shall prepare and file with the SEC a Resale Registration Statement, which Resale Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of and exercise of any of the Registerable Securities to prevent dilution resulting from stock splits, stock dividends or similar transactions; PROVIDED, HOWEVER, that no such Resale Registration Statement need be filed at any time at which all of the Registerable Securities can be resold under the provisions of Rule 144(k) promulgated under the 33 Act, or any equivalent rule.

         b. PAYMENTS BY THE COMPANY. The Company shall use its reasonable best efforts to obtain effectiveness of the Resale Registration Statement as soon as practicable and after obtaining such effectiveness to keep the Resale Registration Statement effective pursuant to Rule 415 until the earlier of (i) the date on which all of the Registerable Securities have been sold and (ii) the date on which all the Registerable Securities are saleable under Rule 144(k) or any equivalent rule (the "REGISTRATION PERIOD"). If the Resale Registration Statement is (i) not filed by the Filing Date, or (ii) not declared effective by the SEC on or prior to sixty (60) days after the Filing Date (90 days if the financial information included in the Resale Registration Statement as originally filed must be updated) or (iii) not continually effective throughout the Registration Period (except for an Allowed Delay (as defined in Section 3(e) below), then the Company shall pay to each Holder, as his, her or its sole and exclusive remedy for the damages incurred by reason of any such delay in such Holder's ability to sell the Registerable Securities, an amount equal to 2% of the original outstanding principal amount of the Note purchased by such Holder multiplied by the number of months (prorated for partial months) after the Filing Date and prior to the date on which a Resale Registration Statement is filed with the SEC or the end of the aforementioned 60-day period (90-day period if the financial information included in the Resale Registration Statement as originally filed must be updated) and prior to the date the Resale Registration Statement is declared effective by the SEC or the period after the Resale
Registration Statement was declared effective but during which its use was suspended (the "LATE FEE"), provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Holders in the Resale Registration Statement with respect to information relating to the Holders, including, without limitation, changes to the plan of distribution, or to the failure of the Holders to conduct their review of the Registration Statement pursuant to Section 3(g) below within seven days of receipt thereof. Notwithstanding anything to the contrary contained herein, in no event shall the Late Fee (i) continue to accrue after the earliest date more than one year from the date of this Agreement that the Company is current in its reporting requirements under the Exchange Act and has been subject to such reporting requirements for at least 90 days and (ii) exceed an amount equal to 10% percent of the original outstanding principal amount of the Notes purchased by such Holder. Any Late Fee may, at the option of the Company, be paid in cash or shares of Common Stock ("PAYMENT SHARES"), or any combination thereof; provided that if the Company should elect to make all or any portion of such payment in Payment Shares, such Payment Shares shall (i) for purposes of such payment be valued based upon the 4:00 PM (New York time) closing bid price of a share of Common

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Stock.  on the trading day  immediately  prior to the date that such  payment is due, as reported by Bloomberg Financial L.P and (ii) be included in the Resale Registration Statement.

         3.       OBLIGATIONS OF THE COMPANY

         In connection with the registration of the Registerable Securities, the Company shall have the following obligations:

         a. The Company shall prepare promptly, and file with the SEC not later than the Filing Date, a Resale Registration Statement with respect to the number of Registerable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Resale Registration Statement relating to Registerable Securities to become effective as soon as possible after such filing but in no event later than 60 days after the Filing Date (90 days if the financial information included in the Resale Registraton Statement as originally filed must be updated), and keep the Resale Registration Statement effective pursuant to Rule 415 until the earlier of (i) the date on which all of the Registerable Securities have been sold and (ii) the date on which all the Registerable Securities are saleable under Rule 144(k) promulgated under the 1933 Act (the "REGISTRATION Period"), which Resale Registration Statement
(including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Resale Registration Statement and the prospectus used in connection with the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registerable Securities.

         c. The Company shall furnish the Holders (i) promptly (but in no event more than five (5) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Resale Registration Statement and any amendment thereto and each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) a reproducible copy of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registerable Securities. The Company will immediately notify each Holder by facsimile of the effectiveness of the Resale Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing the Resale Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable (but in no event more than three (3) business days) following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Resale Registration Statement or any amendment thereto will not be subject to review and shall promptly file with the SEC a final prospectus as soon as practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Resale Registration Statement effective. In the event of a breach by the Company of the provisions of this Section 3(c), the Company will be required to make payments pursuant to Section 2(b) hereof.

         d. The Company shall use reasonable efforts to (i) register and qualify the Registerable Securities under such other securities or "blue sky" laws of such jurisdictions in the United States as the Holders who hold a majority in interest of the Registerable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registerable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a

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


condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         e. As promptly as practicable after becoming aware of such event, the Company shall notify each Holder of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver a reproducible copy of such supplement or amendment to each Holder; provided that, for not more than thirty (30) consecutive trading days (or a total of not more than sixty (60) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "ALLOWED DELAY"); provided, further, that the Company shall promptly (i) notify the Holders in writing of the existence of (but in no event, without the prior written consent of the Holders, shall the Company disclose to such Holders any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Holders in writing to cease all sales under the Resale Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto.

         f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Resale
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Holder who holds Registerable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         g. The Company shall permit a single firm or counsel designated by the Holders to review the Resale Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The sections of the Resale Registration Statement covering information with respect to the Holders, the Holder's beneficial ownership of securities of the Company or the Holders intended method of disposition of Registerable Securities shall conform to the information provided to the Company by each of the Holders.

         h. The Company shall hold in confidence and not make any disclosure of information concerning any Holders provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Buyer prior to making such disclosure and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         i. The Company shall cause all the Registerable Securities covered by the Resale Registration Statement to be listed on each national securities exchange or Nasdaq trading market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registerable Securities is then permitted under the rules of such exchange or market, as the case may be.

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


         j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registerable Securities not later than the effective date of the Resale Registration Statement.

         k. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be offered pursuant to the Resale Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, or the Holders may reasonably request and registered in such names as the
Holders may request, and, within three (3) business days after the Resale Registration Statement is effective, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registerable Securities (with copies to the Holders whose Registerable Securities are included in such Registration Statement) an instruction and an opinion of such counsel.

         l. At the request of the holders of a majority-in-interest of the Registerable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Resale Registration Statement and any prospectus used in connection with the Resale Registration Statement as may be necessary in order to change the plan of distribution set forth in such Resale Registration Statement.

         4.       OBLIGATIONS OF THE HOLDERS

         In connection with the registration of the Registerable Securities, the Holders shall have the following obligations:

         a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registerable Securities of a particular Holder that such Holder shall furnish to the Company, in writing, such information regarding itself, the Registerable Securities held by it and the intended method of disposition of the Registerable Securities held by it as shall be reasonably required to effect the registration of such Registerable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7) days prior to the first anticipated filing date of the Resale Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

         b. Each Holder, by such Holder's acceptance of the Registerable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Resale Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registerable Securities from the Resale Registration Statements.

         c. In the event Holders holding a majority-in-interest of the Registerable Securities determine to engage the services of an underwriter, each Holder agrees to enter into and perform such Holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registerable Securities, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registerable Securities from the Resale Registration Statement.

         d. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Holder will immediately discontinue disposition of Registerable Securities pursuant to the Resale Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(e) or 3(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registerable Securities current at the time of receipt of such notice.

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         5.       EXPENSES OF REGISTRATION

         All  reasonable  expenses,   other  than  underwriting   discounts  and
commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Holders pursuant to Section 3(g) hereof shall be borne by the Company; PROVIDED, HOWEVER, the fees of counsel to the Holders shall not exceed $2,500.

         6.       INDEMNIFICATION

         In the event any Registerable Securities are included in the Resale Registration Statement under this Agreement:

         a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Holder who holds such Registerable Securities,
(ii) the directors, officers, partners, employees, agents and each person who controls any Holder within the meaning of the 1933 Act or the Exchange Act, if any, (iii) any underwriter (as defined in the 1933 Act) for the Holder, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the Exchange Act, if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in the Resale Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of the Resale Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registerable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal
fees  or  other  reasonable   expenses  incurred  by  them  in  connection  with
investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registerable Securities by the Holders pursuant to Section 9.

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


         b. In connection with any Registration Statement in which a Holder is participating, each such Holder agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Resale Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Holder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and subject to
Section 6(c) such Holder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, HOWEVER, that the Holder shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registerable Securities pursuant to the Resale Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registerable Securities by the Holder pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Holders holding a majority-in-interest of the Registerable Securities included in the Resale Registration Statement to which the Claim relates (with the approval of a
majority-in-interest   of  the   Holders),   if  the  Holders  are  entitled  to
indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registerable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registerable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registerable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registerable Securities.

         8.       REPORTS UNDER THE 1934 ACT

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("RULE 144") once it is subject to the reporting requirements of the Exchange Act, the Company agrees to:

         a. make and keep public information available, as those terms are understood and defined in Rule 144;

         b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         c. furnish to each Holder so long as such Holder owns Registerable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested to permit such Holder to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS

         The rights under this Agreement shall be automatically assignable by a Holder to any transferee of all or any portion of Registerable Securities if:
(i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement and
(vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Holders who hold a majority interest of the Registerable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.

         11.      MISCELLANEOUS

         a. A person or entity is deemed to be a holder of Registerable Securities whenever such person or entity owns of record such Registerable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registerable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registerable Securities.

         b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  (i)      If to the Company:

                                    Vaughan Foods, Inc.
                                    216 Northeast 12th Street
                                    Moore, Oklahoma 73160
                                    Attention: Chief Financial Officer
                                    Facsimile:  405-895-6596

                           With copy to:

                                    Morse, Zelnick, Rose & Lander LLP
                                    405 Park Avenue
                                    New York, New York 10022
                                    Attention: Stephen A. Zelnick, Esq.
                                    Facsimile:  (212) 838-9190

                  (ii)     If  to  any   Holder:   to  the   address  set  forth
         immediately below such Holder's name on the signature pages to the Subscription Agreement.

         c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         d. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN MOORE, OKLAHOMA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE

ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

         e. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         f. This Agreement, the Subscription Agreement (including all schedules and exhibits thereto), the Notes and all other documents relating to this transaction (collectively, the "TRANSACTION DOCUMENTS") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         g.       Subject  to  the  requirements  of  Section  9  hereof,   this
Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

         h.       The  headings  in  this  Agreement  are  for   convenience  of
reference only and shall not form part of, or affect the interpretation of, this Agreement.

         i. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         j. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         k. Except as otherwise provided herein, all consents and other determinations to be made by the Holders pursuant to this Agreement shall be made by Holders holding a majority of the Registerable Securities, determined as if all Derivitive Securities then outstanding have been converted into shares of Common Stock.

         l. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Holder by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each Holder shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

         m. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, the Company and the undersigned Holders have caused this Agreement to be duly executed as of the date first above written.


                  VAUGHAN FOODS, INC.


                  /s/ Mark E. Vaughan
                  -------------------

                  Chief Executive Officer



                  HOLDER


                  --------------------------------------
                  By:
                  Title:


                  --------------------------------------
                  By:
                  Title: